UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       _________________________________

                                   FORM 8-K

                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   December 12, 2005


                           THE KINGSLEY COACH, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   0-21733                23-3003600
 ----------------------------------------------------------------------------
 (State of Incorporation)      (Commission File        (IRS Employer
                                Number)                 Identification No.)


                   25820 7th Street W, Zimmerman, MN 55398
                   ---------------------------------------
                  (Address of principal executive offices)

                               (800) 445-2918
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Appointment of Principal Officers

     On December 12, 2005 the Board of Directors appointed Robert Lloyd to serve as the Company's President and Chief Operating Officer. Since 1999 Mr. Lloyd has been employed as President and Managing Partner of the Law Offices of Greene & Lloyd, PLLC, a law firm located in Puyallup, Washington. Mr. Lloyd has at the same time served as President of Rainier Property Management and Development, a real estate holding company located in the Puget Sound area of Washington.

     John Merkent will remain in his position as Chairman and Chief Executive Officer of Kingsley Coach.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE KINGSLEY COACH, INC.


Dated: December 13, 2005             By:/s/ John Merkent
                                     -----------------------------
                                     John Merkent
                                     Chief Executive Officer